Exhibit 99.1

Occidental Announces 4th Quarter and Full-Year 2019 Results

•	Fourth quarter company-wide production of 1,402,000 BOEPD; exceeded mid-point of guidance by 78,000 BOEPD
-	Permian Resources production of 476,000 BOEPD exceeded mid-point of guidance by 22,000 BOEPD
•	Industry-leading Permian Resources capital intensity
-	2020 plan of $21,000 per BOEPD added, 33% improvement from 2019
•	Strengthening balance sheet; repaid 32% of debt raised for Anadarko acquisition within five months of closing
-	Total debt repayments of $7.0 billion in the second half of 2019
•	Capturing the $900 million overhead synergy target one year ahead of schedule
•	Announced divestitures totaling $10.2 billion against target of $15.0 billion
•	Returned $0.7 billion to common stockholders in the fourth quarter
-	Announced 182nd consecutive quarterly dividend payment

HOUSTON — February 27, 2020 — Occidental Petroleum Corporation (NYSE:OXY) today announced a net loss attributable to common stockholders for the fourth quarter of 2019 of $1.3 billion, or $1.50 per diluted share, and adjusted loss attributable to common stockholders of $269 million, or $0.30 per diluted share. Fourth quarter pre-tax items affecting comparability included a charge of approximately $1.0 billion to reflect Occidental’s investment in Western Midstream Partners, LP (WES) at fair value as of December 31, 2019, upon applying the equity method of accounting, Anadarko acquisition-related transaction costs of $656 million, and net gains on sale of $475 million related to Occidental’s Midland Basin joint venture with Ecopetrol and a sale of real estate assets.

“The integration of our combined businesses is progressing extremely well and faster than expected as evidenced by our outstanding operational performance and we are ahead of schedule in capturing value from our $2 billion synergy program,” said President and Chief Executive Officer Vicki Hollub. “We are advancing toward achieving our divestiture target of $15 billion and repaid $7 billion of debt within five months of closing the Anadarko acquisition. Deleveraging and returning excess free cash flow to shareholders remain key priorities, and we are highly confident in our ability to achieve both.”

QUARTERLY RESULTS

Oil and Gas

Oil and gas pre-tax income for the fourth quarter of 2019 was $921 million, compared to $221 million for the prior quarter. The fourth quarter results included $475 million in net gains on sale related to Occidental’s Midland Basin joint venture with Ecopetrol and a sale of real estate assets and a mark-to-market loss of $182 million on crude oil hedges. Excluding gains on sales and the mark-to-market loss, the increase in fourth quarter income reflected higher domestic crude oil volumes from a full quarter of production from the Anadarko acquisition, partially offset by lower international crude oil volumes.

Total average daily production volume for the fourth quarter of 2019 exceeded guidance at 1,402,000 barrels of oil equivalent per day (BOED) with Permian Resources production of 476,000 BOED due to continued improvement in well performance and reduction in downtime. International average daily production volumes also came in above guidance for the fourth quarter at 257,000 BOED.

For the fourth quarter of 2019, average WTI and Brent marker prices were $56.96 per barrel and $62.50 per barrel, respectively. Average worldwide realized crude oil prices for the fourth quarter were $56.21, flat compared to the third quarter of 2019. Average worldwide realized NGL prices increased by 19 percent from the prior quarter to $17.78 per BOE. The increase in average domestic realized gas prices to $1.61 per Mcf during the fourth quarter of 2019 was due to a full quarter of production from legacy Anadarko gas-producing operations, which have higher realized prices.

OxyChem

Chemical pre-tax income for the fourth quarter exceeded guidance at $119 million. Compared to the prior quarter, the decline in fourth quarter income was primarily due to scheduled plant outages combined with softer overall demand, resulting in lower production and sales volumes across many product lines.

Marketing and Midstream

Occidental combined the operations of WES into the Marketing and Midstream operating segment. Marketing and Midstream pre-tax loss for the fourth quarter was $769 million, compared to income of $400 million for the third quarter of 2019. Fourth quarter pre-tax income included a $1.0 billion charge to reflect Occidental’s investment in WES at fair value as of December 31, 2019, upon applying the equity method of accounting. Excluding these charges, the decrease in fourth quarter pre-tax income reflected lower marketing results due to non-cash mark-to-market losses, the tightening of the Midland to MEH differential, and lower equity investment income due to the sale of the equity interests in Plains in the third quarter of 2019.

Supplemental Non-GAAP Measure

This press release refers to adjusted income, a supplemental measure not calculated in accordance with generally accepted accounting principles in the United States (GAAP). A definition of adjusted income and a reconciliation to net income, the comparable GAAP financial measure, is included in the financial schedules of this press release. Occidental’s definition of adjusted income may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental

Occidental is an international oil and gas exploration and production company with operations in the United States, Middle East and Latin America. We are the leading producer and largest acreage holder in the Permian Basin. Occidental is advancing a lower-carbon future with our subsidiary Oxy Low Carbon Ventures, which promotes innovative technologies that drive cost efficiencies and economically grow our business while reducing emissions. Occidental’s Marketing and Midstream segment provides flow assurance for our oil and gas segment, while maximizing the value of our products. OxyChem, our chemical subsidiary, is among the top three U.S. producers for the principal products it manufactures and markets. Occidental posts or provides links to important information on our website at oxy.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, and they include, but are not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Unless legally required, Occidental does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.

Although Occidental believes that the expectations reflected in any of our forward-looking statements are reasonable, actual results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: the extent to which Occidental is able to successfully integrate Anadarko Petroleum Corporation (Anadarko), manage expanded operations and realize the anticipated benefits of combining Occidental and Anadarko; Occidental’s ability to successfully complete the sale of the remaining assets, liabilities, businesses and operations of Occidental’s Africa assets and other planned divestitures; global commodity pricing fluctuations; world health events; supply and demand considerations for Occidental’s products; higher-than-expected costs; the regulatory approval environment; not successfully completing, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or dispositions; uncertainties about the estimated quantities of oil and natural gas reserves; lower-than-expected production from development projects or acquisitions; exploration risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver our oil and natural gas and other processing and transportation considerations; general economic slowdowns domestically or internationally; difficult and adverse conditions in the domestic and global capital and credit markets; the impact of potential changes in Occidental’s credit ratings; uncertainty from the expected discontinuance of LIBOR and transition to any other interest rate benchmark; political conditions and events; liability under environmental regulations, including remedial actions; litigation; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, natural disasters, cyber attacks or insurgent activity; failure of risk management; changes in law or regulations; reorganization or restructuring of Occidental’s operations; changes in tax rates; actions by third parties that are beyond Occidental’s control; and the ability to generate cash to fund operations and repay indebtedness.

Additional information concerning these and other factors can be found in Occidental’s filings with the U.S. Securities and Exchange Commission, including Occidental’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

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Contacts:

Media:
Melissa E. Schoeb
713-366-5615
melissa_schoeb@oxy.com

or

Investors:

Jeff Alvarez

713-215-7864

jeff_alvarez@oxy.com

On the web: oxy.com

Occidental Petroleum Corporation
Quarter 4 2019 Earnings Release Schedules Index

Schedule #	Schedule Description
1	Summary Highlights

2	Items Affecting Comparability Detail
● Before tax allocations
● After tax allocations

3	Segment Results Before Tax Allocations
● Reported Results
● Items Affecting Comparability
● Adjusted Results (non-GAAP)

4	Segment Results After Tax Allocations
● Reported Results
● Items Affecting Comparability
● Adjusted Results (non-GAAP)
● Reconciliation - Diluted EPS

5	Consolidated Condensed Statements of Operations

6	Consolidated Condensed Balance Sheets

7	Consolidated Condensed Statements of Cash Flows
Detail of Capital Expenditures and Depreciation, Depletion and Amortization

8	Oil & Gas Net Production Volumes Per Day
● MBOE/D
● By Commodity

9	Oil & Gas Net Sales Volumes Per Day and Realized Prices
● MBOE/D
● Realized Prices and Related Index Prices

10	Oil and Gas Metrics

11	WES Financial Information

SCHEDULE 1

Occidental Petroleum Corporation

Summary Highlights

		2018					2019
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Net Income (Loss)
Reported income (loss) attributable to common stockholders ($ millions)		$708	$848	$1,869	$706	$4,131	$631	$635	$(912)	$(1,339)	$(985)
Reported EPS - Diluted ($/share)		$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)
Effective tax rate on reported income (loss) (%)		32%	26%	28%	15%	26%	26%	33%	(19)%	-5%	373%

Adjusted income attributable to common stockholders (Non-GAAP) ($ millions)	(a)	$708	$848	$1,360	$922	$3,838	$631	$729	$93	$(269)	$1,184
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97	$0.11	$(0.30)	$1.45
Effective tax rate on adjusted income (loss) (%)		32%	26%	27%	12%	25%	26%	30%	51%	84%	36%

Average Shares Outstanding
Basic (millions)		765.6	765.7	761.7	753.8	761.7	748.9	748.3	845.7	894.9	809.5
Diluted (millions)		767.0	767.4	763.3	755.4	763.3	750.5	749.5	845.7	894.9	809.5

Daily Production Volumes
Total US (MBOE/D)		336	358	384	410	372	421	446	835	1,145	714
US Oil (MBBL/D)		228	240	256	274	250	277	289	486	642	425
Worldwide - Reported (MBOE/D)		609	639	681	700	658	719	741	1,155	1,491	1,029
Worldwide - Continuing Operations (MBOE/D)		609	639	681	700	658	719	741	1,114	1,402	996
Worldwide Sales - Continuing Operations (MBOE/D)		610	622	696	702	658	713	744	1,116	1,400	996

Commodity Price Realizations
Worldwide oil ($/BBL)		$61.04	$63.12	$62.67	$56.11	$60.64	$52.62	$58.91	$56.26	$56.21	$56.09
Worldwide NGL ($/BBL)		$25.35	$27.21	$29.55	$22.88	$26.25	$18.14	$18.00	$14.96	$17.78	$17.06
Domestic gas ($/MCF)		$2.06	$1.49	$1.58	$1.33	$1.59	$1.36	$0.23	$1.25	$1.61	$1.31

Cash Flows - Continuing Operations ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$1,697	$1,988	$2,553	$1,875	$8,113	$1,832	$1,771	$330	$2,199	$6,132
Working capital changes		(688)	(232)	(149)	548	(521)	(884)	242	2,148	(435)	1,071
Other, net		-	-	-	77	77	-	-	-	-	-
Operating cash flow		$1,009	$1,756	$2,404	$2,500	$7,669	$948	$2,013	$2,478	$1,764	$7,203
Capital expenditures		$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)	$(1,259)	$(1,211)	$(1,714)	$(2,171)	$(6,355)

		2018					2019
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income
Reported income attributable to common stockholders ($ millions)		$708	$1,556	$3,425	$4,131		$631	$1,266	$354	$(985)
Reported EPS - Diluted ($/share)		$0.92	$2.02	$4.45	$5.39		$0.84	$1.68	$0.45	$(1.22)
Effective tax rate on reported income (loss) (%)		32%	29%	28%	26%		26%	30%	55%	373%

Adjusted income attributable to common stockholders (Non-GAAP) ($ millions)	(a)	$708	$1,556	$2,916	$3,838		$631	$1,360	$1,453	$1,184
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$0.92	$2.02	$3.79	$5.01		$0.84	$1.80	$1.85	$1.45
Effective tax rate on adjusted income (loss) (%)		32%	29%	28%	25%		26%	29%	33%	36%

Average Shares Outstanding
Basic (millions)		765.6	765.7	764.3	761.7		748.9	748.7	781.1	809.5
Diluted (millions)		767.0	767.2	765.8	763.3		750.5	750.0	782.2	809.5

Daily Production Volumes
Total US (MBOE/D)		336	347	359	372		421	434	569	714
US Oil (MBBL/D)		228	234	241	250		277	283	351	425
Worldwide - Reported (MBOE/D)		609	624	643	658		719	730	874	1,029
Worldwide - Continuing Operations (MBOE/D)		609	624	643	658		719	730	860	996
Worldwide Sales - Continuing Operations (MBOE/D)		610	616	643	658		713	728	859	996

Commodity Price Realizations
Worldwide oil ($/BBL)		$61.04	$62.07	$62.29	$60.64		$52.62	$55.86	$56.02	$56.09
Worldwide NGL ($/BBL)		$25.35	$26.34	$27.54	$26.25		$18.14	$18.07	$16.62	$17.06
Domestic gas ($/MCF)		$2.06	$1.76	$1.70	$1.59		$1.36	$0.77	$1.05	$1.31

Cash Flows - Continuing Operations ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$1,697	$3,685	$6,238	$8,113		$1,832	$3,603	$3,933	$6,132
Working capital changes		(688)	(920)	(1,069)	(521)		(884)	(642)	1,506	1,071
Other, net		-	-	-	77		-	-	-	-
Operating cash flow		$1,009	$2,765	$5,169	$7,669		$948	$2,961	$5,439	$7,203
Capital expenditures		$(1,032)	$(2,319)	$(3,638)	$(4,975)		$(1,259)	$(2,470)	$(4,184)	$(6,355)

(a) See schedule 3 for non-GAAP reconciliation.

(b) See schedule 4 for non-GAAP reconciliation.

(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2

Occidental Petroleum Corporation

Items Affecting Comparability Detail

(Amounts in millions)

	2018					2019
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset impairments	$-	$-	$-	$-	$-	$-	$-	$(285)	$(3)	$(288)
Asset sales gains, net	-	-			-	-	-	-	475	475
Oil collars MTM	-	-	-	-	-	-	-	75	(182)	(107)
	-	-	-	-	-	-	-	(210)	290	80
Foreign
Asset impairments	-	-	(196)	(220)	(416)	-	-	(40)	1	(39)
	-	-	(196)	(220)	(416)	-	-	(40)	1	(39)

Total Oil and Gas	-	-	(196)	(220)	(416)	-	-	(250)	291	41

Chemical
No items affecting comparability	-	-	-	-	-	-	-	-	-	-
Total Chemical	-	-	-	-	-	-	-	-	-	-

Marketing & Midstream
Asset and equity investment sales gains, net	-	-	902	5	907	-	-	111	3	114
WES stand up and other asset impairments	-	-	-	-	-	-	-	-	(1,002)	(1,002)
Interest rate swap MTM, net	-	-	-	-	-	-	-	-	30	30
Total Marketing & Midstream	-	-	902	5	907	-	-	111	(969)	(858)

Corporate
Anadarko acquisition-related costs	-	-	-	-	-	-	(50)	(924)	(673)	(1,647)
Bridge loan financing fees	-	-	-	-	-	-	(57)	(65)	-	(122)
Other acquisition-related pension and termination benefits	-	-	-	-	-	-	-	20	17	37
Interest rate swap MTM, net	-	-	-	-	-	-	-	(53)	175	122
Other charges and asset impairments	-	-	-	-	-	-	-	-	(22)	(22)
Warrants gains MTM	-	-	-	-	-	-	-	20	61	81
Total Corporate	-	-	-	-	-	-	(107)	(1,002)	(442)	(1,551)

State tax rate revaluation	-	-	-	-	-	-	-	(23)	5	(18)
Income taxes	-	-	(197)	(1)	(198)	-	13	174	58	245
Income (loss) from continuing operations	-	-	509	(216)	293	-	(94)	(990)	(1,057)	(2,141)
Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	-	(13)	(13)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)	-	(15)
Totals	$-	$-	$509	$(216)	$293	$-	$(94)	$(1,005)	$(1,070)	$(2,169)

	2018					2019
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic
Asset impairments	$-	$-	$-	$-	$-	$-	$-	$(223)	$(1)	$(224)
Asset and equity investment sales gains	-	-			-	-	-	-	369	369
Oil collars MTM	-	-	-	-	-	-	-	58	(141)	(83)
	-	-	-	-	-	-	-	(165)	227	62
Foreign
Asset impairments	-	-	(196)	(220)	(416)	-	-	(40)	1	(39)
	-	-	(196)	(220)	(416)	-	-	(40)	1	(39)

Total Oil and Gas	-	-	(196)	(220)	(416)	-	-	(205)	228	23

Chemical
No items affecting comparability	-	-	-	-	-	-	-	-	-	-
Total Chemical	-	-	-	-	-	-	-	-	-	-

Marketing & Midstream
Asset and equity sales gains	-	-	705	4	709	-	-	87	2	89
WES stand up and other asset impairments	-	-	-	-	-	-	-	-	(997)	(997)
Interest rate swap MTM, net	-	-	-	-	-	-	-	-	26	26
Total Marketing & Midstream	-	-	705	4	709	-	-	87	(969)	(882)

Corporate
Anadarko acquisition-related costs	-	-	-	-	-	-	(50)	(792)	(514)	(1,356)
Bridge loan financing fees	-	-	-	-	-	-	(44)	(51)	-	(95)
Other acquisition-related pension and termination benefits	-	-	-	-	-	-	-	16	13	29
Interest rate swap MTM, net	-	-	-	-	-	-	-	(42)	137	95
Other charges and asset impairments	-	-	-	-	-	-	-	-	(18)	(18)
Warrants gains MTM	-	-	-	-	-	-	-	20	61	81
Total Corporate	-	-	-	-	-	-	(94)	(849)	(321)	(1,264)

State tax rate revaluation	-	-	-	-	-	-	-	(23)	5	(18)
Income (loss) from continuing operations	-	-	509	(216)	293	-	(94)	(990)	(1,057)	(2,141)
Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	-	(13)	(13)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)	-	(15)
Totals	$-	$-	$509	$(216)	$293	$-	$(94)	$(1,005)	$(1,070)	$(2,169)

SCHEDULE 3

Occidental Petroleum Corporation

Segment Results Before Tax Allocations

 (Amounts in millions, except per share and effective tax rate amounts)

	2018					2019
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$255	$300	$209	$(143)	$621	$54	$153	$(79)	$710	$838
Foreign	502	495	571	328	1,896	454	596	344	289	1,683
Exploration	(7)	(15)	(13)	(40)	(75)	(24)	(23)	(44)	(78)	(169)
	750	780	767	145	2,442	484	726	221	921	2,352
Chemical	298	317	321	223	1,159	265	208	207	119	799
Marketing & Midstream	179	250	1,698	675	2,802	279	331	400	(769)	241
Segment income	1,227	1,347	2,786	1,043	6,403	1,028	1,265	828	271	3,392
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(143)	(360)	(416)	(1,002)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(181)	(1,089)	(845)	(2,204)
Income (loss) from continuing operations before taxes	1,047	1,150	2,579	832	5,608	856	941	(621)	(990)	186
Taxes
Federal and state	(95)	(76)	(362)	70	(463)	(74)	(38)	181	(35)	34
Foreign	(244)	(226)	(348)	(196)	(1,014)	(151)	(268)	(297)	(11)	(727)
Income (loss) from continuing operations	708	848	1,869	706	4,131	631	635	(737)	(1,036)	(507)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)	-	(15)
Net income (loss)	708	848	1,869	706	4,131	631	635	(752)	(1,036)	(522)
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)	(103)	(145)
Less: Preferred stock dividends	-	-	-	-	-	-	-	(118)	(200)	(318)
Net income (loss) attributable to common stockholders	$708	$848	$1,869	$706	$4,131	$631	$635	$(912)	$(1,339)	$(985)

Reported diluted earnings per share	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)

Effective Tax Rate	32%	26%	28%	15%	26%	26%	33%	(19)%	(5)%	373%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-	$-	$(210)	$290	$80
Foreign	-	-	(196)	(220)	(416)	-	-	(40)	1	(39)
Exploration	-	-	-	-	-	-	-	-	-	-
	-	-	(196)	(220)	(416)	-	-	(250)	291	41
Chemical	-	-	-	-	-	-	-	-	-	-
Marketing & Midstream	-	-	902	5	907	-	-	111	(969)	(858)
Segment income (loss)	-	-	706	(215)	491	-	-	(139)	(678)	(817)
Corporate
Interest	-	-	-	-	-	-	(57)	(65)	-	(122)
Other	-	-	-	-	-	-	(50)	(937)	(442)	(1,429)
Income (loss) from continuing operations before taxes	-	-	706	(215)	491	-	(107)	(1,141)	(1,120)	(2,368)
Taxes
Federal and state	-	-	(197)	(1)	(198)	-	13	151	63	227
Foreign	-	-	-	-	-	-	-	-	-	-
Income (loss) from continuing operations	-	-	509	(216)	293	-	(94)	(990)	(1,057)	(2,141)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)	-	(15)
Net income (loss)	-	-	509	(216)	293	-	(94)	(1,005)	(1,057)	(2,156)
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	-	(13)	(13)
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to common stockholders	$-	$-	$509	$(216)	$293	$-	$(94)	$(1,005)	$(1,070)	$(2,169)

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$255	$300	$209	$(143)	$621	$54	$153	$131	$420	$758
Foreign	502	495	767	548	2,312	454	596	384	288	1,722
Exploration	(7)	(15)	(13)	(40)	(75)	(24)	(23)	(44)	(78)	(169)
	750	780	963	365	2,858	484	726	471	630	2,311
Chemical	298	317	321	223	1,159	265	208	207	119	799
Marketing & Midstream	179	250	796	670	1,895	279	331	289	200	1,099
Adjusted segment income	1,227	1,347	2,080	1,258	5,912	1,028	1,265	967	949	4,209
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(86)	(295)	(416)	(880)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(131)	(152)	(403)	(775)
Adjusted income from continuing operations before taxes	1,047	1,150	1,873	1,047	5,117	856	1,048	520	130	2,554
Taxes
Federal and state	(95)	(76)	(165)	71	(265)	(74)	(51)	30	(98)	(193)
Foreign	(244)	(226)	(348)	(196)	(1,014)	(151)	(268)	(297)	(11)	(727)
Adjusted income	708	848	1,360	922	3,838	631	729	253	21	1,634
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)	(90)	(132)
Less: Preferred stock dividends	-	-	-	-	-	-	-	(118)	(200)	(318)
Adjusted income (loss) attributable to common stockholders	$708	$848	$1,360	$922	$3,838	$631	$729	$93	$(269)	$1,184

Adjusted diluted earnings per share (Non-GAAP)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97	$0.11	$(0.30)	$1.45

Effective Tax Rate	32%	26%	27%	12%	25%	26%	30%	51%	84%	36%

(a) Non-GAAP Measure

Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4

Occidental Petroleum Corporation

Segment Results After Tax Allocations

(Amounts in millions, except per share amounts)

	2018					2019
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$199	$233	$163	$(111)	$484	$42	$119	$(63)	$554	$652
Foreign	255	247	260	62	824	248	351	165	179	943
Exploration	(7)	(12)	(11)	(34)	(64)	(22)	(21)	(40)	(72)	(155)
	447	468	412	(83)	1,244	268	449	62	661	1,440
Chemical	230	247	248	160	885	205	159	161	83	608
Marketing & Midstream	146	209	1,342	541	2,238	227	274	352	(809)	44
Segment income	823	924	2,002	618	4,367	700	882	575	(65)	2,092
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(130)	(295)	(416)	(924)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(181)	(1,024)	(845)	(2,139)
Taxes	65	121	74	299	559	103	64	7	290	464
Income (loss) from continuing operations	708	848	1,869	706	4,131	631	635	(737)	(1,036)	(507)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)	-	(15)
Net income (loss)	708	848	1,869	706	4,131	631	635	(752)	(1,036)	(522)
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)	(103)	(145)
Less: Preferred stock dividends	-	-	-	-	-	-	-	(118)	(200)	(318)
Net income (loss) attributable to common stockholders	$708	$848	$1,869	$706	$4,131	$631	$635	$(912)	$(1,339)	$(985)

Reported diluted earnings per share	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-	$-	$(165)	$227	$62
Foreign	-	-	(196)	(220)	(416)	-	-	(40)	1	(39)
Exploration	-	-	-	-	-	-	-	-	-	-
	-	-	(196)	(220)	(416)	-	-	(205)	228	23
Chemical	-	-	-	-	-	-	-	-	-	-
Marketing & Midstream	-	-	705	4	709	-	-	87	(969)	(882)
Segment income (loss)	-	-	509	(216)	293	-	-	(118)	(741)	(859)
Corporate
Interest	-	-	-	-	-	-	(44)	(51)	-	(95)
Other	-	-	-	-	-	-	(50)	(798)	(321)	(1,169)
Taxes	-	-	-	-	-	-	-	(23)	5	(18)
Income (loss) from continuing operations	-	-	509	(216)	293	-	(94)	(990)	(1,057)	(2,141)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)	-	(15)
Net income (loss)	-	-	509	(216)	293	-	(94)	(1,005)	(1,057)	(2,156)
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	-	(13)	(13)
Less: Preferred stock dividends	-	-	-	-	-	-	-	-	-	-
Net income (loss) attributable to common stockholders	$-	$-	$509	$(216)	$293	$-	$(94)	$(1,005)	$(1,070)	$(2,169)

Adjusted Income (Loss) (Non-GAAP)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Domestic	$199	$233	$163	$(111)	$484	$42	$119	$102	$327	$590
Foreign	255	247	456	282	1,240	248	351	205	178	982
Exploration	(7)	(12)	(11)	(34)	(64)	(22)	(21)	(40)	(72)	(155)
	447	468	608	137	1,660	268	449	267	433	1,417
Chemical	230	247	248	160	885	205	159	161	83	608
Marketing & Midstream	146	209	637	537	1,529	227	274	265	160	926
Segment income	823	924	1,493	834	4,074	700	882	693	676	2,951
Corporate
Interest	(92)	(91)	(92)	(81)	(356)	(83)	(86)	(244)	(416)	(829)
Other	(88)	(106)	(115)	(130)	(439)	(89)	(131)	(226)	(524)	(970)
Taxes	65	121	74	299	559	103	64	30	285	482
Adjusted income	708	848	1,360	922	3,838	631	729	253	21	1,634
Less: Adjusted income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)	(90)	(132)
Less: Preferred stock dividends	-	-	-	-	-	-	-	(118)	(200)	(318)
Adjusted income (loss) attributable to common stockholders	$708	$848	$1,360	$922	$3,838	$631	$729	$93	$(269)	$1,184

Adjusted diluted earnings per share (Non-GAAP)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97	$0.11	$(0.30)	$1.45

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$-	$-	$-	$-	$-	$-	$-	$(0.19)	$0.25	$0.08
Foreign	-	-	(0.26)	(0.29)	(0.55)	-	-	(0.05)	-	(0.05)
Exploration	-	-	-	-	-	-	-	-	-	-
Chemical	-	-	-	-	-	-	-	-	-	-
Marketing & Midstream	-	-	0.93	-	0.93	-	-	0.10	(1.09)	(1.09)
WES	-	-	-	-	-	-	-	-		-
Corporate
Interest	-	-	-	-	-	-	(0.06)	(0.06)	-	(0.12)
Other	-	-	-	-	-	-	(0.07)	(0.94)	(0.36)	(1.44)
Taxes	-	-	-	-	-	-	-	(0.03)	0.01	(0.02)
Discontinued Operations	-	-	-	-	-	-	-	(0.02)	-	(0.02)
Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	-	(0.01)	(0.01)
Total After-Tax Adjustments for Items Affecting Comparability	$-	$-	$0.67	$(0.29)	$0.38	$-	$(0.13)	$(1.19)	$(1.20)	$(2.67)

Adjusted Diluted Earnings Per Share (Non-GAAP)	$0.92	$1.10	$1.77	$1.22	$5.01	$0.84	$0.97	$0.11	$(0.30)	$1.45

Average Diluted Shares Outstanding (millions)	767.0	767.4	763.3	755.4	763.3	750.5	749.5	845.7	894.9	809.5

The difference between reported average diluted shares outstanding and adjusted average diluted shares outstanding is immaterial and does not impact the calculation of adjusted earnings per share. As such, adjusted earnings per share is calculated as adjusted income (loss) divided by reported average diluted shares outstanding.

SCHEDULE 5

Occidental Petroleum Corporation

Consolidated Condensed Statements of Operations

(Amounts in millions, except per-share amounts)

	2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$2,454	$2,531	$2,889	$2,567	$10,441	$2,351	$2,718	$3,821	$4,533	$13,423
Chemical	1,154	1,176	1,185	1,142	4,657	1,059	998	1,071	974	4,102
Marketing & Midstream	389	603	1,367	1,297	3,656	816	909	1,163	1,244	4,132
Eliminations	(234)	(227)	(225)	(244)	(930)	(222)	(205)	(368)	(469)	(1,264)
	3,763	4,083	5,216	4,762	17,824	4,004	4,420	5,687	6,282	20,393
Interest, dividends and other income	29	38	34	35	136	78	41	56	42	217
Gains on sale of assets, net	33	10	926	5	974	7	15	128	472	622
	3,825	4,131	6,176	4,802	18,934	4,089	4,476	5,871	6,796	21,232

COSTS AND OTHER DEDUCTIONS
Oil and gas operating expense	613	616	680	852	2,761	645	717	962	922	3,246
Transportation expense	43	38	41	30	152	31	33	217	340	621
Chemical and midstream costs of sales	694	711	722	706	2,833	669	636	741	745	2,791
Purchased commodities	13	100	343	366	822	365	431	441	442	1,679
Selling, general and administrative	130	142	151	162	585	140	163	242	337	882
Other operating and non-opertating expense	177	260	280	311	1,028	238	260	363	564	1,425
Taxes other than on income	108	115	110	106	439	111	123	198	275	707
Depreciation, depletion and amortization	921	947	1,023	1,086	3,977	973	1,031	1,706	2,271	5,981
Asset impairments and other charges	30	12	214	305	561	-	-	325	1,036	1,361
Anadarko acquisition-related costs	-	-	-	-	-	-	50	924	673	1,647
Exploration expense	15	21	24	50	110	36	35	63	112	246
Interest and debt expense, net	97	97	96	99	389	98	153	381	434	1,066
	2,841	3,059	3,684	4,073	13,657	3,306	3,632	6,563	8,151	21,652
INCOME (LOSS) BEFORE INCOME TAXES AND OTHER ITEMS	984	1,072	2,492	729	5,277	783	844	(692)	(1,355)	(420)
OTHER ITEMS
Gains (losses) on interest rate swaps and warrants, net	-	-	-	-	-	-	-	(33)	266	233
Income from equity investments	63	78	87	103	331	73	97	104	99	373
	63	78	87	103	331	73	97	71	365	606
INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,047	1,150	2,579	832	5,608	856	941	(621)	(990)	186
Income tax expense	(339)	(302)	(710)	(126)	(1,477)	(225)	(306)	(116)	(46)	(693)
INCOME (LOSS) FROM CONTINUING OPERATIONS	708	848	1,869	706	4,131	631	635	(737)	(1,036)	(507)
Discontinued operations, net of taxes	-	-	-	-	-	-	-	(15)	-	(15)
NET INCOME (LOSS)	708	848	1,869	706	4,131	631	635	(752)	(1,036)	(522)
Less: Net income attributable to noncontrolling interests	-	-	-	-	-	-	-	(42)	(103)	(145)
Less: Preferred stock dividend	-	-	-	-	-	-	-	(118)	(200)	(318)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$708	$848	$1,869	$706	$4,131	$631	$635	$(912)	$(1,339)	$(985)

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income (loss) from continuing operations	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84	$0.84	$(1.06)	$(1.50)	$(1.20)
Discontinued operations, net	-	-	-	-	-	-	-	(0.02)	-	(0.02)
BASIC EARNINGS PER COMMON SHARE	$0.92	$1.10	$2.44	$0.93	$5.40	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)

DILUTED EARNINGS PER COMMON SHARE	$0.92	$1.10	$2.44	$0.93	$5.39	$0.84	$0.84	$(1.08)	$(1.50)	$(1.22)

DIVIDENDS PER COMMON SHARE	$0.77	$0.77	$0.78	$0.78	$3.10	$0.78	$0.78	$0.79	$0.79	$3.14

AVERAGE COMMON SHARES OUTSTANDING
BASIC	765.6	765.7	761.7	753.8	761.7	748.9	748.3	845.7	894.9	809.5
DILUTED	767.0	767.4	763.3	755.4	763.3	750.5	749.5	845.7	894.9	809.5

SCHEDULE 6

Occidental Petroleum Corporation

Consolidated Condensed Balance Sheets

(Amounts in millions)

	2018				2019
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,606	$1,362	$2,954	$3,033	$1,752	$1,751	$4,840	$3,032
Restricted cash and restricted cash equivalents	-	-	-	-	-	-	454	480
Trade receivables, net	5,184	5,521	6,000	4,893	5,310	5,273	5,854	6,373
Inventories	1,057	1,347	1,009	1,260	1,484	1,582	1,601	1,447
Assets held for sale	335	1,664	-	-	-	-	6,445	6,026
Other current assets	712	1,096	1,149	746	724	819	1,750	1,323
Total current assets	8,894	10,990	11,112	9,932	9,270	9,425	20,944	18,681

INVESTMENTS IN UNCONSOLIDATED ENTITIES	1,509	1,551	1,568	1,680	1,725	1,777	3,684	6,389

PROPERTY, PLANT AND EQUIPMENT
Property, plant and equipment	71,262	71,214	72,980	74,420	75,813	77,004	136,925	122,347
Accumulated depreciation, depletion and amortization	(39,918)	(40,782)	(41,825)	(42,983)	(43,913)	(44,889)	(46,804)	(41,878)
	31,344	30,432	31,155	31,437	31,900	32,115	90,121	80,469

OPERATING LEASE ASSETS	-	-	-	-	684	681	1,078	1,385
LONG-TERM RECEIVABLES AND OTHER ASSETS, NET	1,053	1,086	1,114	797	793	765	1,155	2,406
INTANGIBLES, NET	8	8	8	8	8	7	2,387	-
GOODWILL - WES Midstream	-	-	-	-	-	-	6,074	-
TOTAL ASSETS	$42,808	$44,067	$44,957	$43,854	$44,380	$44,770	$125,443	$109,330

CURRENT LIABILITIES
Current maturities of long-term debt	$-	$-	$116	$116	$116	$116	$31	$51
Current operating lease liabilities	-	-	-	-	240	252	463	569
Accounts payable	5,059	5,412	5,443	4,885	5,261	5,445	6,789	7,017
Accrued liabilities	2,011	2,521	2,813	2,411	1,920	2,067	5,175	5,302
Accrued income taxes	-	-	-	-	-	-	1,036	-
Liabilities of assets held for sale	-	145	-	-	-	-	2,203	2,010
Total current liabilities	7,070	8,078	8,372	7,412	7,537	7,880	15,697	14,949

LONG-TERM DEBT, NET
Long-term debt, net - Occidental	10,309	10,312	10,198	10,201	10,203	10,155	39,946	38,537
Long-term debt, net - WES Midstream	-	-	-	-	-	-	7,637	-
	10,309	10,312	10,198	10,201	10,203	10,155	47,583	38,537
DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes	659	738	1,162	907	918	950	9,920	9,717
Asset retirement obligations	1,248	1,244	1,249	1,424	1,430	1,433	4,164	4,385
Pension and postretirement obligations	1,008	1,010	828	809	816	819	1,927	1,807
Environmental remediation reserves	729	731	740	762	755	764	905	1,035
Operating lease liabilities	-	-	-	-	465	445	676	854
Other	1,063	1,023	919	1,009	1,020	977	3,566	3,814
	4,707	4,746	4,898	4,911	5,404	5,388	21,158	21,612
EQUITY
Preferred stock, $1.00 per share par value	-	-	-	-	-	-	9,762	9,762
Common stock, $.20 per share par value	179	179	179	179	179	179	209	209
Treasury stock	(9,168)	(9,268)	(10,162)	(10,473)	(10,653)	(10,653)	(10,653)	(10,653)
Additional paid-in capital	7,916	7,967	7,991	8,046	8,083	8,157	14,867	14,955
Retained earnings	22,107	22,361	23,635	23,750	23,795	23,848	22,227	20,180
Accumulated other comprehensive loss	(312)	(308)	(154)	(172)	(168)	(184)	(332)	(221)
Total stockholder's equity	20,722	20,931	21,489	21,330	21,236	21,347	36,080	34,232
Noncontrolling interest	-	-	-	-	-	-	4,925	-
Total equity	20,722	20,931	21,489	21,330	21,236	21,347	41,005	34,232

TOTAL LIABILITIES AND EQUITY	$42,808	$44,067	$44,957	$43,854	$44,380	$44,770	$125,443	$109,330

SCHEDULE 7

Occidental Petroleum Corporation

Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A

(Amounts in millions)

	2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
OPERATING CASH FLOW FROM CONTINUING OPERATIONS
Net income (loss)	$708	$848	$1,869	$706	$4,131	$631	$635	$(752)	$(1,036)	$(522)
Depreciation, depletion and amortization (see detail below)	921	947	1,023	1,086	3,977	973	1,031	1,706	2,271	5,981
Deferred income tax (benefit) provision	94	77	379	(179)	371	10	37	(1,097)	23	(1,027)
Asset impairments and other non-cash charges	(26)	116	(718)	262	(366)	218	68	473	941	1,700
Operating cash flow from continuing operations before working capital (NON-GAAP) (see below)	1,697	1,988	2,553	1,875	8,113	1,832	1,771	330	2,199	6,132
Working capital changes	(688)	(232)	(149)	548	(521)	(884)	242	2,148	(435)	1,071
Other, net	-	-	-	77	77	-	-	-	-	-
Operating cash flow from continuing operations (GAAP)	1,009	1,756	2,404	2,500	7,669	948	2,013	2,478	1,764	7,203

INVESTING CASH FLOW FROM CONTINUING OPERATIONS
Capital expenditures (see detail below)	(1,032)	(1,287)	(1,319)	(1,337)	(4,975)	(1,259)	(1,211)	(1,714)	(2,171)	(6,355)
Payments for purchases of assets and businesses	(177)	(65)	(484)	(202)	(928)	(69)	(7)	(27,850)	(162)	(28,088)
Sales of assets, net	275	55	2,415	79	2,824	16	16	4,777	1,334	6,143
Changes in capital accrual	(45)	39	13	48	55	(51)	(57)	(52)	(122)	(282)
Other investing activities	8	(57)	(39)	(94)	(182)	(52)	(29)	(59)	(151)	(291)
Investing cash flow from continuing operations	(971)	(1,315)	586	(1,506)	(3,206)	(1,415)	(1,288)	(24,898)	(1,272)	(28,873)

FINANCING CASH FLOW FROM CONTINUING OPERATIONS
Cash dividends paid	(592)	(593)	(595)	(594)	(2,374)	(591)	(587)	(588)	(858)	(2,624)
Purchases of treasury stock	-	(97)	(811)	(340)	(1,248)	(237)	-	-	-	(237)
Proceeds from debt - Occidental	978	-	-	-	978	-	(108)	21,665	-	21,557
Proceeds from debt - WES Midstream	-	-	-	-	-	-	-	1,240	219	1,459
Payments of debt - Occidental	(500)	-	-	-	(500)	-	-	(4,949)	(2,010)	(6,959)
Payments of debt - WES Midstream	-	-	-	-	-	-	-	(1,000)	-	(1,000)
WES Midstream distribution to noncontrolling interests	-	-	-	-	-	-	-	(127)	(130)	(257)
Proceeds from issuance of preferred stock	-	-	-	-	-	-	(50)	10,000	-	9,950
Other financing activities	10	5	8	19	42	14	19	(8)	282	307
Financing cash flow from continuing operations	(104)	(685)	(1,398)	(915)	(3,102)	(814)	(726)	26,233	(2,497)	22,196

Cash Flow From Discontinued Operations	-	-	-	-	-	-	-	(199)	214	15

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	(66)	(244)	1,592	79	1,361	(1,281)	(1)	3,614	(1,791)	541
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	1,672	1,606	1,362	2,954	1,672	3,033	1,752	1,751	5,365	3,033
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,606	$1,362	$2,954	$3,033	$3,033	$1,752	$1,751	$5,365	$3,574	$3,574

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
Permian Resources	$(574)	$(742)	$(783)	$(674)	$(2,773)	$(775)	$(747)	$(905)	$(887)	$(3,314)
Permian EOR	(124)	(116)	(119)	(159)	(518)	(133)	(135)	(121)	(116)	(505)
DJ Basin	-	-	-	-	-	-	-	(110)	(210)	(320)
Gulf of Mexico	-	-	-	-	-	-	-	(47)	(140)	(187)
Other Domestic	(4)	(2)	-	(3)	(9)	(6)	(5)	(24)	(46)	(81)
Latin America	(28)	(59)	(54)	(71)	(212)	(34)	(35)	(49)	(55)	(173)
Middle East	(174)	(180)	(160)	(151)	(665)	(155)	(153)	(135)	(124)	(567)
Exploration Drilling	(36)	(25)	(48)	(127)	(236)	(77)	(40)	(75)	(161)	(353)
Chemical	(41)	(60)	(74)	(96)	(271)	(38)	(54)	(56)	(119)	(267)
Marketing & Midstream	(44)	(81)	(68)	(23)	(216)	(26)	(26)	(161)	(248)	(461)
Corporate	(7)	(22)	(13)	(33)	(75)	(15)	(16)	(31)	(65)	(127)
	$(1,032)	$(1,287)	$(1,319)	$(1,337)	$(4,975)	$(1,259)	$(1,211)	$(1,714)	$(2,171)	$(6,355)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
Oil & Gas
United States	$502	$556	$611	$652	$2,321	$570	$615	$1,217	$1,711	$4,113
Latin America	27	25	26	24	102	26	37	37	34	134
Middle East	208	183	209	231	831	199	200	196	151	746
Chemical	87	88	89	90	354	89	92	93	94	368
Marketing & Midstream	87	86	78	80	331	79	76	147	262	564
Corporate	10	9	10	9	38	10	11	16	19	56
	$921	$947	$1,023	$1,086	$3,977	$973	$1,031	$1,706	$2,271	$5,981

Adjusted Operating Cash Flow From Continuing Operations Before Working Capital (Non-GAAP)								Qtr 3	Qtr 4
Operating cash flow from continuing operations (GAAP)								$2,478	$1,764
Less: Working capital and other, net								(2,148)	435
Operating cash flow from continuing operations before working capital (Non-GAAP)								330	2,199
Add back impacts from:
Tax impact on divestitures								880	(643)
Anadarko acquisition-related costs								924	673

Adjusted operating cash flow from continuing operations before working capital (Non-GAAP)								$2,134	$2,229

                         SCHEDULE 8

 Occidental Petroleum Corporation

 Oil & Gas Net Production Volumes Per Day by Geographical Locations

 TOTAL REPORTED PRODUCTION

	2018					2019
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY
United States
Permian Resources	177	201	225	250	214	261	289	390	476	355
Permian EOR	154	153	155	156	154	156	153	154	153	154
DJ Basin	-	-	-	-	-	-	-	163	314	120
Gulf of Mexico	-	-	-	-	-	-	-	90	141	58
Other Domestic	5	4	4	4	4	4	4	38	61	27
Total	336	358	384	410	372	421	446	835	1,145	714

Latin America	33	32	31	31	32	33	35	33	35	34

Middle East
Al Hosn	61	68	81	82	73	82	82	80	83	82
Dolphin	36	41	41	40	40	40	40	44	43	42
Oman	85	89	88	84	86	91	86	88	92	89
Qatar	58	51	56	53	55	52	52	34	4	35
Total	240	249	266	259	254	265	260	246	222	248

TOTAL CONTINUING OPERATIONS PRODUCTION	609	639	681	700	658	719	741	1,114	1,402	996

DISCONTINUED OPERATIONS - AFRICA	-	-	-	-	-	-	-	41	89	33

TOTAL REPORTED PRODUCTION	609	639	681	700	658	719	741	1,155	1,491	1,029

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian Resources	109	123	139	155	132	157	170	221	273	207
Permian EOR	117	116	116	118	117	118	117	116	117	117
DJ Basin	-	-	-	-	-	-	-	64	120	46
Gulf of Mexico	-	-	-	-	-	-	-	75	117	48
Other Domestic	2	1	1	1	1	2	2	10	15	7
Total	228	240	256	274	250	277	289	486	642	425
NGLs (MBBL)
Permian Resources	31	37	41	45	38	49	58	88	106	74
Permian EOR	28	28	31	30	29	30	29	30	29	30
DJ Basin	-	-	-	-	-	-	-	38	73	28
Gulf of Mexico	-	-	-	-	-	-	-	7	10	4
Other Domestic	-	-	1	-	-	-	-	5	9	4
Total	59	65	73	75	67	79	87	168	227	140
Natural Gas (MMCF)
Permian Resources	222	246	270	300	261	330	364	488	580	442
Permian EOR	56	54	48	48	50	46	44	45	41	44
DJ Basin	-	-	-	-	-	-	-	364	727	275
Gulf of Mexico	-	-	-	-	-	-	-	50	86	34
Other Domestic	16	16	14	17	16	13	11	138	223	98
Total	294	316	332	365	327	389	419	1,085	1,657	893

Latin America
Oil (MBBL)	32	31	30	30	31	32	34	32	34	33
Natural Gas (MMCF)	6	6	6	6	6	7	7	8	8	8

Middle East
Oil (MBBL)
Al Hosn	11	12	14	15	13	14	14	14	14	14
Dolphin	6	7	7	6	7	6	7	7	7	7
Oman	64	65	63	62	63	68	65	66	67	66
Qatar	58	51	56	53	55	52	52	34	4	35
Total	139	135	140	136	138	140	138	121	92	122
NGLs (MBBL)
Al Hosn	19	22	26	26	23	26	26	25	26	26
Dolphin	7	8	8	8	8	8	8	8	8	8
Total	26	30	34	34	31	34	34	33	34	34
Natural Gas (MMCF)
Al Hosn	183	204	246	245	220	250	251	246	257	251
Dolphin	139	156	158	154	152	154	152	171	166	161
Oman	127	146	148	134	139	140	125	133	152	138
Total	449	506	552	533	511	544	528	550	575	550

SCHEDULE 9

Occidental Petroleum Corporation

Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2018					2019
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

United States	336	358	384	410	372	421	446	835	1,145	714

Latin America	33	31	32	30	32	28	38	36	33	34

Middle East
Al Hosn	61	68	81	82	73	82	82	80	83	82
Dolphin	37	41	41	41	40	39	41	44	43	42
Oman	85	72	102	86	86	91	85	87	92	89
Qatar	58	52	56	53	55	52	52	34	4	35
Total	241	233	280	262	254	264	260	245	222	248

TOTAL CONTINUING OPERATIONS SALES	610	622	696	702	658	713	744	1,116	1,400	996

DISCONTINUED OPERATIONS - AFRICA	-	-	-	-	-	-	-	41	89	33

TOTAL REPORTED SALES	610	622	696	702	658	713	744	1,157	1,489	1,029

REALIZED PRICES
United States
Oil ($/BBL)	$61.03	$61.08	$56.36	$48.25	$56.30	$48.38	$55.14	$54.90	$56.00	$54.31
NGLs ($/BBL)	$26.89	$28.87	$31.82	$23.10	$27.64	$16.79	$16.28	$13.91	$17.25	$16.03
Natural Gas ($/MCF)	$2.06	$1.49	$1.58	$1.33	$1.59	$1.36	$0.23	$1.25	$1.61	$1.31

Latin America
Oil ($/BBL)	$59.24	$65.66	$69.94	$62.49	$64.32	$55.52	$62.66	$54.98	$54.96	$57.26
Natural Gas ($/MCF)	$5.68	$6.07	$6.74	$7.39	$6.43	$7.37	$7.01	$7.05	$6.69	$7.01

Middle East
Oil ($/BBL)	$61.45	$66.59	$71.71	$70.30	$67.69	$60.50	$65.83	$62.17	$58.14	$61.96
NGLs ($/BBL)	$21.89	$23.58	$24.66	$22.38	$23.20	$21.30	$22.50	$20.22	$21.26	$21.31

Total Worldwide
Oil ($/BBL)	$61.04	$63.12	$62.67	$56.11	$60.64	$52.62	$58.91	$56.26	$56.21	$56.09
NGLs ($/BBL)	$25.35	$27.21	$29.55	$22.88	$26.25	$18.14	$18.00	$14.96	$17.78	$17.06
Natural Gas ($/MCF)	$1.82	$1.58	$1.62	$1.51	$1.62	$1.55	$1.03	$1.38	$1.63	$1.45

Index Prices
WTI Oil ($/BBL)	$62.87	$67.88	$69.50	$58.81	$64.77	$54.90	$59.82	$56.45	$56.96	$57.03
Brent Oil ($/BBL)	$67.18	$74.90	$75.97	$68.08	$71.53	$63.90	$68.32	$62.01	$62.50	$64.18
NYMEX Natural Gas ($/MCF)	$2.87	$2.75	$2.88	$3.40	$2.97	$3.24	$2.67	$2.27	$2.50	$2.67

Percentage of Index Prices
Worldwide oil as a percentage of WTI	97%	93%	90%	95%	94%	96%	98%	100%	99%	98%
Worldwide oil as a percentage of Brent	91%	84%	82%	82%	85%	82%	86%	91%	90%	87%
Worldwide NGL as a percentage of WTI	40%	40%	43%	39%	41%	33%	30%	27%	31%	30%
Worldwide NGL as a percentage of Brent	38%	36%	39%	34%	37%	28%	26%	24%	28%	27%
Domestic gas as a percentage of NYMEX	72%	54%	55%	39%	54%	42%	9%	55%	64%	49%

SCHEDULE 10

Occidental Petroleum Corporation

Oil and Gas Metrics

	2018					2019
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY

Lease operating expenses ($/BOE)
United States	$13.23	$12.72	$12.31	$11.28	$12.33	$11.83	$11.16	$8.45	$6.84	$8.71
Latin America	$12.00	$12.12	$12.70	$15.60	$13.08	$14.00	$9.94	$14.58	$14.68	$13.18
Middle East	$9.60	$10.32	$9.58	$11.07	$10.14	$9.73	$9.59	$11.22	$9.49	$10.01
Total Oil and Gas	$11.73	$11.80	$11.23	$11.38	$11.52	$11.14	$10.55	$9.26	$7.45	$9.19

Transportation costs ($/BOE)
United States	$0.09	$0.07	$0.08	$0.08	$0.08	$0.07	$0.07	$2.97	$3.92	$2.48
Total Oil and Gas	$0.51	$0.46	$0.46	$0.44	$0.47	$0.42	$0.43	$2.41	$3.31	$2.01

Taxes other than on income ($/BOE)
United States	$3.27	$3.19	$2.91	$2.68	$3.00	$2.79	$2.89	$2.40	$2.32	$2.50
Total Oil and Gas	$1.82	$1.86	$1.63	$1.59	$1.72	$1.68	$1.76	$1.82	$1.91	$1.81

DD&A expense ($/BOE)
United States	$16.63	$17.07	$17.28	$17.27	$17.08	$15.04	$15.16	$15.84	$16.23	$15.78
Latin America	$8.99	$8.95	$8.81	$8.77	$8.88	$10.38	$10.58	$11.00	$11.37	$10.85
Middle East	$9.62	$8.58	$8.15	$9.59	$8.96	$8.40	$8.44	$8.71	$7.42	$8.27
Total Oil and Gas	$13.44	$13.48	$13.22	$14.05	$13.56	$12.40	$12.58	$14.12	$14.72	$13.74

G&A and other operating expenses ($/BOE)	$3.28	$3.88	$3.78	$4.01	$3.79	$4.00	$3.54	$3.77	$3.76	$3.79

O&G MTM (Gain) Loss - Collars and CO2 ($ millions)	$(30)	$(52)	$(39)	$117	$(4)	$(69)	$3	$(64)	$145	$15

Exploration Expense ($ millions)
United States	$8	$17	$17	$22	$64	$16	$15	$31	$37	$99
Latin America	1	1	6	11	19	1	9	7	28	45
Middle East	6	3	1	17	27	19	11	25	47	102
	$15	$21	$24	$50	$110	$36	$35	$63	$112	$246

SCHEDULE 11

Occidental Petroleum Corporation

WES Financial Information

(Amounts in millions)

	Quarter Ended December 31, 2019
STATEMENTS OF OPERATIONS ITEMS:	Occidental	WES	Eliminations	Total
Net sales	$5,857	$727	$(302)	$6,282
Income from equity investments	$48	$51	$-	$99

Chemical and midstream cost of sales, SGA and other operating expense	$3,728	$311	$(302)	$3,737
Depreciation, depletion and amortization	$2,090	$181	$-	$2,271

CASH FLOW ITEMS:
Operating cash flow	$1,467	$297	$-	$1,764
Capital expenditures	$(1,950)	$(221)	$-	$(2,171)
Debt activity, net	$(2,010)	$219	$-	$(1,791)
Noncontrolling distributions paid	$-	$(130)	$-	$(130)

Purchase price allocations were not pushed down to Western Gas Midstream Partners, LP (WES), and therefore will impact the comparability of results presented in this Earnings Release and WES's 2019 Form 10-K and Earnings Release.